UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2007

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Standard Drilling, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-85460	84-1598154
(Commission File Number) 1667 K St., NW, Ste. 1230	(I.R.S. Employer Identification No.)
Washington, DC (Address of Principal Executive Offices)	20006 (Zip Code)
Registrant’s telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 26, 2007 Mr. Robert H. Steelhammer resigned as a director of Standard Drilling, Inc. (the “Company”). Mr. Steelhammer served on the Audit Committee, the Compensation Committee, Conflicts Committee, as Chairman, and the Nominating and Governance Committee of the Board of Directors. Mr. Steelhammer informed the Company that he was not resigning due to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DRILLING, INC.

Date: April 2, 2007   By: /s/ Prentis B. Tomlinson, Jr.
Name: Prentis B. Tomlinson, Jr., Chairman and
CEO